UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 14, 2013

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01                      Other Information.

On August 14, 2013, 1st Constitution Bancorp (the “Company”) and its primary operating subsidiary, 1st Constitution Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rumson-Fair Haven Bank & Trust Company (“RFHB”), providing for the merger of RFHB with and into the Bank, with the Bank as the surviving entity (the “Merger”).  The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a subsequent filing of a Current Report on Form 8-K.

A copy of the press release, dated August 15, 2013, issued jointly by the Company and RFHB announcing the proposed Merger is filed as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Additional Information and Where to Find it

In connection with the proposed Merger, the Company intends to file a registration statement which will include a proxy statement/prospectus with the Securities and Exchange Commission (the “Commission”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by the Company with the Commission at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from the Company (when available) by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of RFHB.  However, the Company, RFHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RFHB’s shareholders in respect of the proposed transaction.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 11, 2013 and can be obtained free of charge from the Commission’s website at www.sec.gov or from the Company by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of RFHB may be found in its proxy statement relating to its 2013 Annual Meeting of Shareholders, which can be obtained free of charge from Gayle Hoffman, Senior Vice President and Chief Financial Officer, Rumson-Fair Haven Bank & Trust Company, at 20 Bingham Avenue, Rumson, New Jersey 07760, telephone (732) 933-4445.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements.  When used in this and in future filings by the Company with the SEC, in press releases by the Company and in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases “will,” “will likely result,” “could,” “anticipates,” “believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of the Company of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made.  Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the Commission on March 22, 2013, such as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; risks associated with investments in mortgage-backed securities; and risks associated with speculative construction lending. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability.  Other factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the proposed Merger or to satisfy other conditions to the proposed Merger on the proposed terms and within the proposed timeframe including, without limitation, the inability to realize expected cost savings and synergies from the proposed Merger in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; and the inability to retain RFHB’s customers and employees; and an increase in the share price of the Company’s common stock from the date of the Merger Agreement until the closing of the proposed Merger which, as a result of the fixed exchange ratio, will result in an increase in the cost of the proposed Merger to the Company.  The Company undertakes no obligation to publicly revise any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements, except as required by law.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title

99.1	Joint Press Release of 1st Constitution Bancorp and Rumson-Fair Haven Bank & Trust Company, dated August 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: August 15, 2013	By:	/s/ JOSEPH M. REARDON
Name: Joseph M. Reardon
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Joint Press Release of 1st Constitution Bancorp and Rumson-Fair Haven Bank & Trust Company, dated August 15, 2013